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                                                                 EXHIBIT 10.1.16



                         COUNTERPART SECOND AMENDED AND
                 RESTATED AGREEMENT OF LIMITED PARTNERSHIP FOR
                   ADMISSION OF ADDITIONAL LIMITED PARTNER TO
                         SUNSTONE HOTEL INVESTORS, L.P.

          This Counterpart Second Amended and Restated Agreement of Limited Partnership for Admission of Additional Limited Partner to Sunstone Hotel Investors, L.P. (this "Counterpart Partnership Agreement") is executed as of the
                       ---------------------------------
date set forth on the signature page by Sunstone Hotel Investors, Inc., a Maryland corporation, in its individual capacity (the "Company") and in its
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capacity as the General Partner (the "General Partner") of Sunstone Hotel
                                      ---------------
Investors, L.P. (the "Partnership") and the individual listed on the signature
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page, as the newly admitted limited partner of the Partnership (the "Additional
                                                                     ----------
Limited Partner").  All defined terms not otherwise defined herein shall have
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the meaning set forth in the Agreement (as defined below).


                                    RECITALS

     A. WHEREAS, the General Partner and certain Limited Partners executed that certain Second Amended and Restated Agreement of Limited Partnership dated as of October 14, 1997 (the "Agreement"), amending and restating that certain First
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Amended and Restated Limited Partnership Agreement dated as of August 16, 1995, governing, among other things, the rights and obligations of the constituent partners of the Partnership.

     B. WHEREAS, the Additional Limited Partner has entered into a Capital Contribution Agreement (the "Contribution Agreement") with the Partnership pursuant to which the hotel owned by the Additional Limited Partner will be contributed to the Partnership.

     C. WHEREAS, pursuant to Section 2.3(a) of the Capital Contribution Agreement between Additional Limited Partner and the Partnership, the Partnership shall, upon Closing (as defined in the Contribution Agreement), admit Additional Limited Partner as a limited partner of the Partnership, and shall issue to Additional Limited Partner the number of Partnership Units equal to the Acquisition Value (as defined in the Contribution Agreement) divided by the Unit Closing Value (as defined in the Contribution Agreement).

     D. WHEREAS, the General Partner consents, as evidenced by its signature, to the said issuance of Partnership Units and to the admission of the Additional Limited Partner as a Limited Partner as of effective date of issuance listed on Schedule A attached hereto (the "Effective Date").

     E. WHEREAS, in order to evidence the issuance of the Partnership Units and the admission of the Additional Limited Partner into the Partnership, and the agreement of the Additional Limited Partner to be bound by the terms of the Agreement, the parties hereto are executing this Counterpart Partnership Agreement.
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          NOW, THEREFORE, the parties hereto agree as follows:

     1.  Admission of Additional Limited Partner. The Additional Limited Partner
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is hereby admitted as a Additional Limited Partner effective as of Effective
Date and the General Partner acknowledges and confirms that upon delivery of the executed copy of this Counterpart Partnership Agreement, the Additional Limited Partner will have complied with all requirements for admission as a Limited Partner of the Partnership and as such shall have all rights of a Limited Partner including without limitation Redemption Rights and Registration Rights. The General Partner shall, if it has not already done so, instruct the Transfer Agent to issue the number of Partnership Units listed on Schedule A and to reflect such issuance on the Partnership Unitholder Ledger. The Additional Limited Partner has listed its address for notices on Schedule A.

     2.  Agreement to be Bound. The Additional Limited Partner acknowledges it
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has read and understands the Agreement and hereby agrees to be bound by each of the terms and conditions of the Agreement, which are hereby incorporated by reference in full as if set forth herein.

     3.  Power of Attorney. The Additional Limited Partner hereby irrevocably
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constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name and place instead to perform any of the acts set forth in Section 8.2 of the Agreement.
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     4.  Representation of Additional Limited Partner.  Without limiting any
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representations and warranties set forth in the Contribution Agreement, the
Additional Limited Partner hereby represents and warrants to the General Partner and to the Partnership that its acquisition of its Partnership Interest is made for its own account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest. The Additional Limited Partner hereby agrees that its will not sell, assign or otherwise transfer its Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partners set forth in Section 9.1(a) and similarly agrees not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

     5.  Authority of Authorized Representative. Listed on Schedule A is the
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person who is the authorized representative of the Additional Limited Partner.
The General Partner and the Partnership are permitted to rely on the authority of such authorized representative to bind the Additional Limited Partner for all purposes including, without limitation, for the payment of dividends, for the giving of notices, for the vote or approval of any issues for which the consents or the approval of the Limited Partners is required under the Agreement. The Additional Limited Partner may authorize a new authorized representative by providing written notice to the General Partner at its executive office, together with evidence in a form satisfactory to the General Partner including, if requested, an opinion of counsel, confirming that the new authorized representative has the authority to bind the Additional Limited Partner. The Additional Limited Partner hereby represents and warrants that all
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consents, approvals or other actions that were necessary in order to authorize the Contribution Agreement and the decisions to be made by the Additional Limited Partner under the Partnership Agreement have been properly authorized and approved in accordance with the terms of the partnership agreement or other charter document of the Additional Limited Partner.

          IN WITNESS WHEREOF, the parties hereto have executed this Counterpart Partnership Agreement as of the date first written above.


GENERAL PARTNER                                  ADDITIONAL LIMITED PARTNER

SUNSTONE HOTEL INVESTORS, INC., a
Maryland corporation and the sole General
Partner                                          ---------------------------
                                                 Name of Entity


                                                 ---------------------------
By:                                              Authorized Signature
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     Robert A. Alter
     Its: President                              ---------------------------
                                                 Printed Name


                                                 ---------------------------
                                                 Title
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                                   SCHEDULE A
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                        Information Regarding Admission
                         of Additional Limited Partner


Name of Additional Limited Partner:
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Nature of Entity (e.g., Partnership, L.L.C., etc.):
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Effective Date:
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Address:
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Authorized Representative:
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No. of Units:
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